SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 8, 1998
                                 Date of Report
                        (Date of earliest event reported)


                                ECOS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Colorado                       0-16322                   84-1061207
-----------------             ---------------           -------------------
(State or other              (Commission File             (IRS Employer
 jurisdiction of                 Number)                Identification No.)
 incorporation)

99 SE Fifth Street, Fourth Floor, Miami, Florida               33131
------------------------------------------------            -----------
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (305) 374-8300

Item 5            Other Events

         On June 10, 1998 Mr. Michael Klein resigned from the Board of Directors. Mr. Klein was a director appointed by the preferred shareholders. Mr. Klein was also the recently appointed Chairman of the Company=s Audit Committee.

         On June 8, 1998, Mr. Michael Baker, Interim Chief Financial Officer notified the Company of his resignation effective July 3, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        ECOS GROUP, INC.




June 19, 1998




                                        By:/s/ Michael Baker
                                        ------------------------
                                        Michael Baker
                                        Chief Financial Officer